EXHIBIT 21.1

                 SUBSIDIARIES OF THE REGISTRANT


          NAME                                             JURISDICTION

Sola Argentina S.A.                                  Argentina
Sola Optical Partners, A Limited Partnership         Australia (Victoria)
  Sola Optical Holdings Pty. Ltd.                    Australia (Victoria)
     Sola Corporation Limited                        Australia (South
                                                      Australia)
       Sola Optical Licensing Pty. Ltd.              Australia (South
                                                      Australia)
       Sola International Holdings Ltd.              Australia (South
                                                      Australia)
          Sola Licensing Pty. Ltd.                   Australia (South
                                                      Australia)
          Sola Optical Australia Pty. Ltd.           Australia (South
                                                      Australia)
          Norinco Sola Optical Ltd.                  People's Republic of
                                                      China (50%)
Sola Brasil Industria Optica Ltda                    Brazil
  Solbras-Distribuidora de Produtos Sola Ltda        Brazil
  Sola Industria e Comercio Ltda                     Brazil
  Sociedade Amazonense de Oculos Ltda                Brazil
American Optical Lens Company, Ltd.                  Canada
Sola Optical Holdings (U.K.) Ltd.                    England
  Sola Optical (U.K.) Limited                        England
Sola Optical Holdings S.A.R.L.                       France
  Industrie Optique Sola S.A.                        France
     Sola Optical S.A.                               France
Sola Group Holdings GmbH                             Germany
  Sola Optical GmbH                                  Germany
     Sola Brillenglas Vertriebs GmbH                 Germany
Sola Hong Kong Ltd.                                  Hong Kong
Sola ADC Lenses Limited                              Ireland
  Sola RDC Limited                                   Ireland
  Sola Ophthalmic Products Ltd.                      Ireland
Sola Optical Italia S.p.A.                           Italy
  Optiservice S.r.l.                                 Italy
  O.V.Bari S.r.l.                                    Italy (51%)
Sola Optical Japan Limited                           Japan (Osaka)
  Solnox Optical Ltd.                                Japan (50%)
Lentes Sola S.A. de C.V.                             Mexico
Optica Sola de Mexico S.A. de C.V.                   Mexico
Imgo Industries B.V.                                 Netherlands
Sola Optica Singapore Pte Ltd.                       Singapore
Sola Optical Taiwan Ltd.                             Republic of China
Sola Optical Holdings I Ltd.                         U.S.A. (Delaware)
Sola Optical Holdings II Ltd.                        U.S.A. (Delaware)
Sola Optical Holdings III Ltd.                       U.S.A. (Delaware)
Sola Optical Holdings IV Ltd.                        U.S.A. (Delaware)
Sola Optical Holdings V Ltd.                         U.S.A. (Delaware)
Sola Optical Holdings VI Ltd.                        U.S.A. (Delaware)
Sola Optical Holdings Aus. Ltd.                      U.S.A. (Delaware)
Sola Optical Holdings Fr. Ltd.                       U.S.A. (Delaware)
American Optical Lens Company                        U.S.A. (Delaware)
Sola Acquisition Corp.                               U.S.A. (Florida)


          NAME                                             JURISDICTION

Sola de Venezuela Industria Optica C.A.              Venezuela
Sola Optical China Limited (70%)                     British Virgin Islands
  Sola Optical Guangzhou Ltd.                        People's Republic of
                                                      China
  Shanghai Omyl Ltd. (50%)                           People's Republic of
                                                      China
  Sola GJ Lens Manufacturing Ltd.                    People's Republic of
                                                      China
Shenzen Ming Li Optical (25%)                        People's Republic of
                                                      China